EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Nov-03                                                           30-Nov-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2002-A       Period #
                               ------------------------------
26-Dec-03                                                                 19

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

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Balances
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                                                                                         Initial                   Period End
      Receivables                                                                 $1,401,763,032                 $581,392,427
      Reserve Account                                                                $14,017,630                  $11,627,849
      Yield Supplement Overcollateralization                                          $6,397,885                   $2,831,880
      Class A-1 Notes                                                               $311,000,000                           $0
      Class A-2 Notes                                                               $358,426,000                           $0
      Class A-3 Notes                                                               $446,779,000                 $299,400,401
      Class A-4 Notes                                                               $251,253,000                 $251,253,000
      Class B Notes                                                                  $27,907,000                  $27,907,000

Current Collection Period
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      Beginning Receivables Outstanding                                             $611,068,014
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                      $15,972,562
                Receipts of Pre-Paid Principal                                       $12,958,623
                Liquidation Proceeds                                                    $385,603
                Principal Balance Allocable to Gross Charge-offs                        $358,799
           Total Receipts of Principal                                               $29,675,587

           Interest Distribution Amount
                Receipts of Interest                                                  $3,407,747
                Servicer Advances                                                       $223,862
                Reimbursement of Previous Servicer Advances                                   $0
                Accrued Interest on Purchased Receivables                                     $0
                Recoveries                                                               $60,050
                Net Investment Earnings                                                   $9,362
           Total Receipts of Interest                                                 $3,701,021

           Release from Reserve Account                                                       $0

      Total Distribution Amount                                                      $33,017,809

      Ending Receivables Outstanding                                                $581,392,427

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                         $2,291,809
      Current Period Servicer Advance                                                   $223,862
      Current Reimbursement of Previous Servicer Advance                                      $0
      Ending Period Unreimbursed Previous Servicer Advances                           $2,515,671

Collection Account
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      Deposits to Collection Account                                                 $33,017,809
      Withdrawals from Collection Account
           Servicing Fees                                                               $509,223
           Class A Noteholder Interest Distribution                                   $1,975,410
           First Priority Principal Distribution                                              $0
           Class B Noteholder Interest Distribution                                     $112,791
           Regular Principal Distribution                                            $29,521,734
           Reserve Account Deposit                                                            $0
           Unpaid Trustee Fees                                                                $0
           Excess Funds Released to Depositor                                           $898,650
      Total Distributions from Collection Account                                    $33,017,809



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Excess Funds Released to the Depositor
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           Release from Reserve Account                                $593,512
           Release from Collection Account                             $898,650
      Total Excess Funds Released to the Depositor                   $1,492,161

Note Distribution Account
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      Amount Deposited from the Collection Account                  $31,609,936
      Amount Deposited from the Reserve Account                              $0
      Amount Paid to Noteholders                                    $31,609,936

Distributions
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      Monthly Principal Distributable Amount                    Current Payment         Ending Balance     Per $1,000     Factor
      Class A-1 Notes                                                        $0                     $0          $0.00      0.00%
      Class A-2 Notes                                                        $0                     $0          $0.00      0.00%
      Class A-3 Notes                                               $29,521,734           $299,400,401         $66.08     67.01%
      Class A-4 Notes                                                        $0           $251,253,000          $0.00    100.00%
      Class B Notes                                                          $0            $27,907,000          $0.00    100.00%

      Interest Distributable Amount                             Current Payment             Per $1,000
      Class A-1 Notes                                                        $0                  $0.00
      Class A-2 Notes                                                        $0                  $0.00
      Class A-3 Notes                                                $1,041,587                  $2.33
      Class A-4 Notes                                                  $933,824                  $3.72
      Class B Notes                                                    $112,791                  $4.04



Carryover Shortfalls
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                                                                        Prior Period
                                                                         Carryover        Current Payment     Per $1,000
      Class A-1 Interest Carryover Shortfall                                 $0                     $0             $0
      Class A-2 Interest Carryover Shortfall                                 $0                     $0             $0
      Class A-3 Interest Carryover Shortfall                                 $0                     $0             $0
      Class A-4 Interest Carryover Shortfall                                 $0                     $0             $0
      Class B Interest Carryover Shortfall                                   $0                     $0             $0


Receivables Data
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                                                               Beginning Period          Ending Period
      Number of Contracts                                                36,559                 35,638
      Weighted Average Remaining Term                                     35.19                  34.27
      Weighted Average Annual Percentage Rate                             6.37%                  6.37%

      Delinquencies Aging Profile End of Period                   Dollar Amount             Percentage
           Current                                                 $522,009,956                 89.79%
           1-29 days                                                $47,388,547                  8.15%
           30-59 days                                                $9,397,722                  1.62%
           60-89 days                                                $1,553,359                  0.27%
           90-119 days                                                 $427,036                  0.07%
           120+ days                                                   $615,807                  0.11%
           Total                                                   $581,392,427                100.00%
           Delinquent Receivables +30 days past due                 $11,993,925                  2.06%



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      Write-offs
           Gross Principal Write-Offs for Current Period                                $358,799
           Recoveries for Current Period                                                 $60,050
           Net Write-Offs for Current Period                                            $298,748

           Cumulative Realized Losses                                                 $5,146,266


      Repossessions                                                                Dollar Amount          Units
           Beginning Period Repossessed Receivables Balance                           $1,222,035             60
           Ending Period Repossessed Receivables Balance                                $944,498             49
           Principal Balance of 90+ Day Repossessed Vehicles                            $203,885              7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                                $2,985,732
      Beginning Period Amount                                                         $2,985,732
      Ending Period Required Amount                                                   $2,831,880
      Current Period Release                                                            $153,852
      Ending Period Amount                                                            $2,831,880
      Next Distribution Date Required Amount                                          $2,681,979

Reserve Account
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      Beginning Period Required Amount                                               $12,221,360
      Beginning Period Amount                                                        $12,221,360
      Net Investment Earnings                                                             $9,362
      Current Period Deposit                                                                  $0
      Current Period Release to Collection Account                                            $0
      Current Period Release to Depositor                                               $593,512
      Ending Period Required Amount                                                  $11,627,849
      Ending Period Amount                                                           $11,627,849


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